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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-4, of our report dated February 5, 2001, on the balance sheet of New UnitedGlobalCom, Inc. as of February 5, 2001 (Inception). We also consent to the reference to our firm under the caption "Experts".

                                      ARTHUR ANDERSEN LLP


Denver, Colorado
February 5, 2001